COST OF REVENUE AND SERVICE - Schedule of cost of revenue and service (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
COST OF REVENUE AND SERVICE
Salaries and related expenses	$ 3,556	$ 6,764	$ 1,184
Materials and models	707	1,516	63
Depriciation	21	56	59
Chip Development tools and Subcontractors	214	507	1,754
Total cost of revenue and services	$ 4,498	$ 8,843	$ 3,060